SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Apollo Tactical Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street

New York, NY 10019

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

To Be Held on Wednesday, May 19, 2021

To the Shareholders:

Notice is hereby given that the 2021 Annual Meeting of Shareholders of each of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (each, a “Fund” and together, the “Funds”), each a Maryland corporation, will be held at 9:30 a.m. E.T., on Wednesday, May 19, 2021. In light of the continuing coronavirus pandemic, the Funds have elected to hold this year’s Annual Meetings as virtual meetings (via a live webcast) in order to ensure the safety of our shareholders. You will be able to submit questions during the Annual Meetings during the live webcast by visiting www.viewproxy.com/apollofunds/2021/vm. In order to participate in and vote at the meeting, please register in advance at www.viewproxy.com/apollofunds/2021 and follow the instructions as outlined on the website and in the Funds’ proxy statement. This is not intended as a permanent change to the format of future Annual Meetings.

The Annual Meetings are being held for the following purposes:

1.	To elect Directors of each Fund.

2.	To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof.

Your vote is important!

The Board of Directors of each Fund has fixed the close of business on March 23, 2021 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjournments or postponements thereof.

All shareholders of record of each Fund on the record date are cordially invited to virtually attend the Annual Meetings via a live webcast. Even if you expect to attend the Annual Meetings via live webcast, please complete, date and sign the enclosed proxy or voting instruction form for each Fund in which you hold shares and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Annual Meetings, via telephone or the Internet, please take advantage of these prompt and efficient voting options.

The enclosed proxy card(s) is being solicited on behalf of the Funds’ Boards of Directors.

By Order of the Boards of Directors,

JOSEPH D. GLATT
Secretary of the Funds

April 9, 2021

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Fund(s) in validating your vote if you fail to sign your proxy card(s) properly.

1.    Individual Accounts: Sign your name exactly as it appears in the registration.

2.    Joint Accounts: Both owners of a joint account should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3.    All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street

New York, NY 10019

ANNUAL MEETINGS OF SHAREHOLDERS

To Be Held on Wednesday, May 19, 2021

JOINT PROXY STATEMENT

This document is a joint proxy statement (the “Joint Proxy Statement”) for Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”), each a Maryland corporation. This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Funds’ Boards of Directors (each, a “Board” and together, the “Boards”) for use at the 2021 Annual Meetings of Shareholders of the Funds to be held virtually via a live webcast on Wednesday, May 19, 2021, at 9:30 a.m. E.T., and at any adjournments or postponements thereof (each, a “Meeting” and together, the “Meetings”).

A Notice of the 2021 Annual Meetings of Shareholders and a proxy card for each Fund in which you own Shares (as defined below) accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about April 9, 2021, primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of each Fund, Apollo Credit Management, LLC, the investment adviser of each Fund (the “Adviser”), and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, the administrator of each Fund. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid for by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its Shares. The estimated costs and expenses of the proxy solicitation to be paid by the Funds are expected to be approximately $68,000. This Joint Proxy Statement and form of proxy are first being sent to shareholders on or about April 9, 2021.

THE FUNDS’ ANNUAL REPORT, INCLUDING THE AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, HAS PREVIOUSLY BEEN MAILED TO EACH FUND’S SHAREHOLDERS, AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING SHAREHOLDER SERVICES AT 1-877-864-4834. THE FUNDS’ ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS’ WEBSITE AT WWW.APOLLOFUNDS.COM AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS JOINT PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held Virtually on Wednesday, May 19, 2021.

The Notice of Annual Meetings of Shareholders, Joint Proxy Statement and proxy cards for each Fund are available to you at www.viewproxy.com/apollofunds/2021. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain instructions for how to attend the Meeting via webcast and vote, please call 1-866-612-8937 or follow the instructions described below.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. EVEN IF YOU EXPECT TO VIRTUALLY ATTEND THE MEETINGS, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AS SOON AS POSSIBLE.

The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card(s) are set forth on the inside cover of this Joint Proxy Statement.

If the enclosed proxy card(s) is properly executed and returned in time to be voted at the relevant Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the election of the nominees for Director named in this Joint Proxy Statement. Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by virtually attending the Meeting(s) via live webcast and voting his or her Shares, by submitting a letter of revocation or by submitting a later-dated proxy before the Meeting(s) or at the Meeting(s). Broker-dealers and other nominees holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each Proposal before the Meeting(s). A signed voting instruction card or other authorization by a beneficial owner of a Fund’s Shares that does not specify how the beneficial owner’s Shares should be voted will be deemed an instruction to vote such Shares “FOR” the election of the nominees for Director named in this Joint Proxy Statement. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

Instructions for Attending the Virtual Meeting

In order to attend the live webcast of the virtual Meeting, please visit www.viewproxy.com/ApolloFunds/2021/vm and follow the instructions as outlined on the website. We encourage you to access the Meeting prior to the start time. The live webcast and listen-only audio will begin promptly at 9:30 a.m. E.T. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast and listen-only audio. If you encounter any difficulties accessing the live webcast and listen-only audio before or during the Meeting please call 1-866-612-8937 (toll free). Technical support will be available starting at 9:00 a.m. E.T. on May 19, 2021 and will remain available until thirty minutes after the Meeting has finished. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

We encourage you to vote your Shares, either by voting electronically via the live webcast of the Meeting or by granting a proxy (i.e., authorizing someone to vote your Shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the applicable Fund receives it in time for voting at the Meeting, the persons named as proxies will vote your Shares in the manner that you specify. If you give no instructions on the proxy card you execute, the Shares covered by the proxy card will be voted FOR the election of the nominees as Directors.

You may revoke a proxy at any time before it is exercised by notifying the Funds’ Secretary in writing sufficiently in advance of the Meeting, by submitting a properly executed later-dated proxy, or by voting electronically at the Meeting. Any shareholder of record attending the Meeting may vote whether or not he or she has previously authorized his or her Shares to be voted by proxy.

Shareholders of record can register to attend the Meeting by visiting www.viewproxy.com/apollofunds/2021 and entering the control number included on their proxy cards before the Meeting. Once your registration is approved, you will receive an email confirmation that will contain the virtual Meeting link to use to log in on the day of the Meeting.

If your Shares are registered in the name of a bank, brokerage firm or other nominee and you wish to vote your Shares at the Meeting, please contact your bank, brokerage firm or other nominee to receive instructions on how to obtain a legal proxy and new control number that will allow you to register to attend and vote at the Meeting. Once your registration is approved, you will receive an email confirmation that will contain the virtual Meeting link to use to log in on the day of the Meeting.

If you would like to submit a question during the Meeting, log into the live webcast at www.viewproxy.com/apollofunds/2021/vm, type your question into the “Ask a Question” field, and click “Submit”.

Only questions submitted via the live webcast that are pertinent to Meeting matters, as determined by the chairman of the Meeting, will be answered during the Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by shareholders generally, or use blatantly offensive language may be ruled out of order by the chairman. Additionally, in order to provide all shareholders with a reasonable opportunity to submit questions, the Funds may elect not to answer multiple questions submitted by the same shareholder.

Under the Bylaws of each Fund, the presence in person or by proxy of the holders of Shares entitled to cast a majority of the votes entitled to be cast (without regard to class) shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Meeting. Attendance at the virtual Meeting via live webcast shall constitute in person attendance for purposes of the Funds’ Bylaws. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting without notice other than announcement at the Meeting.

Each Fund has outstanding one class of capital stock consisting of common stock, par value $0.001 per share (the “Common Stock” or the “Shares”). Each share of Common Stock is entitled to one vote at the relevant Meeting with respect to each matter to be voted on by the holders of Common Stock with pro rata voting rights for any fractional shares. Each share of Common Stock entitles the holder to cast one vote for as many individuals as there are Directors to be elected. No Shares have cumulative voting rights. On the record date, March 23, 2021 (the “Record Date”), the following number of Shares of each Fund were issued and outstanding:

Name of Fund	Common Stock Outstanding
AFT	15,573,061
AIF	14,464,026

To the knowledge of AFT and AIF, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), are beneficial owners of more than 5% of a Fund’s outstanding Shares as of the Record Date based on public filings and/or information provided by such persons.

Name and Address of Beneficial Owner	Class	Amount of Beneficial Ownership		Percent of Class
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	AFT Common Stock	1,922,685	(2)	12.35%

Saba Capital Management, L.P.(3) 405 Lexington Avenue 58th Floor New York, NY 10174	AFT Common Stock	1,561,799	(4)	10.03%

Saba Capital Management, L.P.(3) 405 Lexington Avenue 58th Floor New York, NY 10174	AIF Common Stock	1,467,780	(5)	10.10%

Name and Address of Beneficial Owner	Class	Amount of Beneficial Ownership		Percent of Class
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	AIF Common Stock	962,503	(6)	6.65%

Eaton Vance Management 2 International Place Boston, MA 02110	AIF Common Stock	807,821	(7)	5.58%

(1)

The Charger Corporation (“Charger”) is the General Partner of both First Trust Portfolios L.P. (“FTP”) and First Trust Advisors L.P. (“FTA”). FTP acts as sponsor of certain unit investment trusts which hold Shares of AFT and AIF, as applicable. FTA, an affiliate of FTP, acts as portfolio supervisor of the unit investment trusts sponsored by FTP.

(2)

Information obtained from a Schedule 13G/A filed by FTP, FTA and Charger with the SEC reporting share ownership as of December 31, 2020. Based on that filing, FTP, FTA and Charger do not have sole voting power, but do have shared power to vote or direct the vote of 11,124 shares as well as shared power to dispose or direct the disposition of 1,922,685 shares.

(3)

Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company and Mr. Boaz R. Weinstein (collectively, “Saba”) have entered into a Joint Filing Agreement, dated June 26, 2020, pursuant to which Saba has agreed to file Schedules 13D and 13G and any subsequent amendments thereto jointly in accordance with the provisions of Rule 13d-1(k)(1) under the 1934 Act.

(4)

Information obtained from a Schedule 13G/A filed by Saba with the SEC reporting share ownership as of December 10, 2020. Based on that filing, Saba does not have sole voting power, but does have shared power to vote or direct the vote of 1,561,799 shares as well as shared power to dispose or direct the disposition of 1,561,799 shares.

(5)

Information obtained from a Schedule 13G/A filed by Saba with the SEC reporting share ownership as of December 31, 2020. Based on that filing, Saba does not have sole voting power, but does have shared power to vote or direct the vote of 1,467,780 shares as well as the shared power to dispose or direct the disposition of 1,467,780 shares.

(6)

Information obtained from a Schedule 13G/A filed by FTP, FTA and Charger with the SEC reporting share ownership as of December 31, 2020. Based on that filing, FTP, FTA and Charger do not have sole voting power, but do have shared power to vote or direct the vote of 71,742 shares as well as shared power to dispose or direct the disposition of 962,503 shares.

(7)

Information obtained from a Schedule 13G filed by Eaton Vance Management with the SEC reporting share ownership as of December 31, 2020. Based on that filing, Eaton Vance Management has sole power to vote or direct the vote of 807,821 shares as well as sole power to dispose or direct the disposition of 807,821 shares.

PROPOSAL 1: ELECTION OF DIRECTORS

Each Board currently consists of six Directors, five of whom are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund (“Independent Directors”). The Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Directors expiring at the third annual meeting of shareholders after the election of such class of Directors. Each Director will hold office for the term to which he is elected and until his successor is duly elected and qualifies.

The classes of Directors are indicated below:

Nominees to Serve Until 2024 Annual Meeting of Shareholders
Barry Cohen Elliot Stein, Jr.	Class I Directors of AFT and Class II Directors of AIF

Directors Serving Until 2023 Annual Meeting of Shareholders
Robert L. Borden Carl J. Rickertsen	Class III Directors of AFT and Class I Directors of AIF

Directors Serving Until 2022 Annual Meeting of Shareholders
Glenn N. Marchak Todd J. Slotkin	Class II Directors of AFT and Class III Directors of AIF

The following table sets forth the dollar range of equity securities in each Fund beneficially owned by each Director and executive officer as of the Record Date. As of that date, the Funds’ Directors and executive officers, as a group, owned less than 1% of each Fund’s outstanding Common Stock. The Apollo registered fund complex consists of AFT and AIF, each a closed-end investment company registered under the 1940 Act.

Directors and Executive Officers	Dollar Range* of Equity Securities Held in AFT(1)	Dollar Range* of Equity Securities Held in AIF(1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Director or Executive Officer in Fund Complex
Independent Directors
Robert L. Borden	A	A	A
Glenn N. Marchak	A	A	A
Carl J. Rickertsen	C	C	D
Todd J. Slotkin	A	A	A
Elliot Stein, Jr.	C	B	C

Interested Director
Barry Cohen	E	D	E

Executive Officers
Joseph Moroney	E	E	E
Frank Marra	A	A	A
Joseph D. Glatt	A	C	C
Isabelle R. Gold	A	A	A

*	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000
(1)	This information has been furnished by each Director and Executive Officer.

Except as noted in the next sentence, none of the Independent Directors or their immediate family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of the Record Date. As of the Record Date, Mr. Borden owned 66,254 Class A common shares in Athene Holding Ltd. (“Athene”) with a value of $3,449,183.24, representing less than 1% of Athene’s outstanding shares. Apollo Global Management, Inc. (“AGM”), the parent company of the Adviser or its affiliates may be deemed to own a controlling interest in Athene, causing Athene to be under common control with the Adviser. Neither Mr. Borden nor any other Independent Director owns any interest in the Adviser. On March 8, 2021, AGM announced that it had entered into a definitive agreement with Athene to merge in an all-stock transaction, expected to close in January 2022 (the “Merger”). Under the terms of the Merger, each outstanding Class A common share of Athene will be exchanged for a fixed ratio of 1.149 shares of AGM common stock. If Mr. Borden receives any shares of AGM common stock as a result of the Merger, he will become an “interested person,” as defined in the 1940 Act, of each Fund at that time.

EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS JOINT PROXY STATEMENT.

Messrs. Cohen and Stein have each been nominated for a three-year term to expire at the Funds’ 2024 Annual Meeting of Shareholders and when his successor is duly elected and qualifies. Each of Messrs. Cohen and Stein has consented to continue to serve as a Director if elected at the relevant Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Joint Proxy Statement. The Boards know of no reason why either of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards may recommend.

Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Directors and Nominees, including their year of birth, positions held with each Fund, length of service, principal occupations and other board memberships for the past five years are shown below, as of the date of this Joint Proxy Statement.

Name, Address(1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served; Term of Office(3)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director in Fund Complex	Other Public Company Board Memberships During Past Five Years
Independent Directors(2):

Robert L. Borden (born 1963)	Director	AFT—Since 2013; Class III Director. AIF—Since 2013; Class I Director.	Founding Partner, Chief Executive Officer and Chief Investment Officer, Delegate Advisors, LLC (wealth advisory firm) since 2012.	2	Athene Holding Ltd.

Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT—Since 2011; Class II Director. AIF—Since 2013; Class III Director.	Private Investor; Corporate Director/ Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.

Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT—Since 2011; Class III Director. AIF—Since 2013; Class I Director.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005.	2	Berry Plastics Group, Inc.; MicroStrategy Incorporated.

Name, Address(1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served; Term of Office(3)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director in Fund Complex	Other Public Company Board Memberships During Past Five Years

Todd J. Slotkin (born 1953)	Lead Independent Director	AFT—Since 2011; Class II Director. AIF—Since 2013; Class III Director	Co-Founder, President and COO, KMP Music LLC since 2020, Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC 2014 to 2020.	2	CBIZ, Inc.

Elliot Stein, Jr. (born 1949)	Director	AFT—Since 2011; Class I Director. AIF—Since 2013; Class II Director.	Private Investor; Corporate Director/ Trustee.	2	Apollo Investment Corporation; BellRing Brands, Inc.

Interested Director(4)

Barry Cohen (born 1952)	Director and Chairman of the Board	AFT—Since 2011; Class I Director. AIF—Since 2013; Class II Director.	President, Elysium Management LLC (family office) since 2017. Managing Director, Apollo Management, L.P. (investment advisor) since 2008.	2	None.

(1)	The address of each Director is c/o Apollo Senior Floating Rate Fund Inc. or c/o Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Independent Directors” are directors who are not “interested persons,” as defined in the 1940 Act, of each Fund.
(3)

If elected, the Class I Directors of AFT and the Class II Directors of AIF will serve until the Funds’ Annual Meeting of Shareholders in 2024 and until their successors are duly elected and qualify. The Class II Directors of AFT and the Class III Directors of AIF serve until the Funds’ Annual Meeting of Shareholders in 2022 and until their successors are duly elected and qualify. The Class III Directors of AFT and the Class I Directors of AIF serve until the Funds’ Annual Meeting of Shareholders in 2023 and until their successors are duly elected and qualify.

(4)	“Interested person,” as defined in the 1940 Act, of each Fund. Mr. Cohen is an interested person of each Fund due to his affiliation with the Adviser.

Additional information about each Director follows that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe have prepared him to be an effective Director. The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Funds’ counsel; both counsel to the Independent Directors and counsel to the Funds have significant experience advising fund board members and funds. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

Independent Directors

•

Robert L. Borden. Mr. Borden is a Founding Partner and has served as both Chief Executive Officer and Chief Investment Officer of Delegate Advisors, a Multi-Family Office and Outsourced Chief Investment Officer solutions provider. From 2006 to 2011, he served as the Chief Executive Officer and Chief Investment Officer of the $29 billion South Carolina Retirement System Investment Commission. From 1995 to 2006, Mr. Borden served as the Executive Director and Chief Investment Officer of the $10 billion Louisiana State Employees Retirement System (“LASERS”). Prior to joining LASERS, Mr. Borden served as Treasurer and Senior Manager of Financial Services for the Texas Workers’ Compensation Insurance Fund. He was previously Vice President of Treasury and Interest Rate Risk Manager of Franklin Federal Bancorp. He began his career in 1982 at the Bond Division of the Texas State Treasury. He is a graduate of the University of Texas at Austin with a BBA in Finance and earned a Master of Science degree in Finance from Louisiana State University. Mr. Borden holds both the Chartered Financial Analyst and Chartered Alternative Investment Analyst professional designations.

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Glenn N. Marchak. Mr. Marchak was a Managing Director and Senior Portfolio Manager of Citi Capital Advisors (formerly Citigroup Alternative Investments (“CAI”)) from 2005 through February 2008. At the time, CAI was Citigroup’s integrated alternative investments platform that managed over $100 billion of assets. Mr. Marchak managed the Leveraged Loan Investments Group. He was a member of the Management Committee and Management Counsel of CAI, and was a member of the Mezzanine Investments Committee. Previously, Mr. Marchak was a Managing Director at Smith Barney where he was responsible for developing and heading the firm’s leveraged lending and loan syndication effort. Prior to that, he was a Senior Vice President and Head of Loan Syndications at Nat West Markets. Before joining Nat West Markets, he was a Vice President of Citibank’s Leveraged Finance Division and subsequently, a member of the Loan Syndications Department. He began his business career at Ernst & Young (formerly Arthur Young & Company) where he became an Audit Manager and was a founder of that firm’s Reorganization and Insolvency practice. In addition to being an Independent Director of AFT and AIF, Mr. Marchak serves as an Independent Trustee of the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) and Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI), each a registered closed-end fund, and of Stone Harbor Investment Funds, a registered open-end series trust. Mr. Marchak earned his BSA in Accounting from the University of Florida and is a Certified Public Accountant (inactive).

•

Carl J. Rickertsen. Mr. Rickertsen is currently a Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2005. From January 1998 to January 2005, Mr. Rickertsen was Chief Operating Officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has been a member of the board of directors of MicroStrategy Incorporated, a publicly-traded software firm, since October 2002 and a member of the board of directors of Berry Plastics Group, Inc., a leading provider of value-added plastic consumer packaging and engineered materials, since January 2013. Mr. Rickertsen was formerly a board member of the following publicly-traded companies: Noranda Aluminum Holding Corporation, an integrated provider of value-added primary aluminum products and rolled aluminum coils, Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.

•

Todd J. Slotkin. Mr. Slotkin co-founded KMP Music LLC in 2020 to acquire and develop music publishing rights. He is also the President and COO of the firm. Mr. Slotkin served as Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC from 2014 to 2020. From 2011 to 2014 and from 2007 to 2008 he served as a Co-Founder and Managing Partner of

Newton Pointe Partners, a consulting firm. Previously, Mr. Slotkin served as the Senior Managing Director and as the portfolio manager of Irving Place Capital, a private equity firm, between 2008 and 2010. Mr. Slotkin also served as a Managing Director and co-head of the Natixis Capital Markets Leveraged Finance business from 2006 to 2007. Previously, Mr. Slotkin served as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. from 1999 to 2006. In addition, he was Chief Financial Officer of M & F Worldwide Corp., a public company, from 1999 to 2006. Prior to joining MacAndrews & Forbes in 1992 as a senior vice president, Mr. Slotkin spent over 17 years with Citicorp, now known as Citigroup. Since 2003, he has been a director of CBIZ, Inc., a publicly-traded provider of business services, products and solutions for financial and employee management, where he is on the audit and compensation committees. He was a director of Martha Stewart Living Omnimedia, Inc. from 2008 to 2012. Mr. Slotkin is a co-founder of the Food Allergy Research & Education. Mr. Slotkin received BS and MBA degrees from Cornell University.

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Elliot Stein, Jr. Mr. Stein has been a member of the Board of Directors of Apollo Investment Corporation (“AIC”), a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, since March 2004. He currently serves as the lead Independent Director of AIC. He has served as Chairman of Acertas LLC and Senturion Forecasting, LLC (consulting firms) since 2013 and is a board member of various private companies including Multi-Pack Solutions and Cohere Communications, and BellRing Brands, Inc., a public company. Mr. Stein was a Managing Director of Commonwealth Capital Partners. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Interested Director

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Barry Cohen. Mr. Cohen joined Apollo in 2008. He currently serves as a Managing Director of Apollo Management, L.P. Since 2017, Mr. Cohen also serves as the President of Elysium Management LLC, a limited liability company that manages the family office of Leon Black. Before joining Apollo, Mr. Cohen was with Bear Stearns. Mr. Cohen joined Bear Stearns in 1987 as head of its Risk Arbitrage Department, where he also co-headed the Bear Stearns Global Equity Arbitrage Funds. From 2003 to 2008, he worked in Bear Stearns Asset Management. Prior to joining Bear Stearns, Mr. Cohen was a risk arbitrageur at First Boston Corporation, a partner in Bedford Partners, a risk arbitrage hedge fund, and an attorney at Davis Polk & Wardwell. Mr. Cohen graduated summa cum laude from Harvard College with a BA in Applied Mathematics and received JD and MBA degrees from Harvard Law School and Harvard Business School, respectively. Mr. Cohen is a member of the board of directors of the Mt. Sinai Children’s Center Foundation, The Michael J. Fox Foundation for Parkinson’s Research and Phaidon Press Limited.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Funds’ Directors be Independent Directors. Currently, five of the six Directors of each Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Boards, regardless of whether the Director happens to be independent or a member of management. The Boards have determined that their leadership structure, in which the Chairman of the Boards is an interested person of the Funds, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman of the Boards and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a substantial majority of the Funds’ Boards. In addition, the Independent Directors of the Funds have designated a Lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors.

Boards’ Oversight Role

The Boards’ primary role is oversight of the management of the Funds. As is the case with virtually all investment companies, service providers to the Funds, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman or Lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. The Boards’ Audit Committees (which consist of all of the Independent Directors, with the exception of Mr. Borden) meet regularly, and, between meetings, the Audit Committee Chair has access to the Funds’ independent registered public accounting firm and to the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit and investment research. The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address each Fund’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to a Fund. The Boards receive reports from Fund counsel and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities or of the activities of any of the Funds’ service providers.

Compensation of Directors and Executive Officers

During the fiscal year ended December 31, 2020, the Boards held four joint board meetings and three special joint telephonic board meetings for the Funds. Each Director of the Funds attended at least 75% of the meetings of the Boards and of any Committees of which he was a member. Each Director receives an annual retainer fee of $23,000 for serving as a Director of each Fund, plus $2,000 for each in-person and virtual Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the Chairperson of the Audit Committee receives an additional annual retainer fee of $5,000. Each Fund also reimburses Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board. The compensation paid by each Fund to the Independent Directors for the fiscal year ended December 31, 2020 is set forth below. No compensation is paid by the Funds to the Interested Director. No executive officers of the Funds received compensation from either Fund in excess of $60,000.

Independent Director	AFT	AIF	Pension or Retirement Benefits Accrued as Part of Fund Expenses
Robert L. Borden*	$29,750	$29,750	None
Glenn N. Marchak**	$34,750	$34,750	None
Carl J. Rickertsen	$29,750	$29,750	None
Todd J. Slotkin	$29,750	$29,500	None
Elliot Stein, Jr.	$29,750	$29,500	None

*	Mr. Borden is not a member of the Boards’ Nominating and Corporate Governance Committees or Audit Committees.
**	Audit Committee Chair for both Funds.

AFT and AIF together reimbursed the Independent Directors a total of $2,543 for out-of-pocket expenses incurred in attending the Board and Committee meetings, as applicable, for the year ended December 31, 2020.

Executive Officers of the Funds

The following table provides information concerning each of the executive officers of the Funds, including his or her year of birth, positions held with the Funds, length of service and principal occupations for the past five years.

Name, Address(1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served and Term of Office(2)	Principal Occupation(s) During Past Five Years
Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT - since 2011 AIF - since 2013	Co-Head of Global Corporate Credit since January 2018, Apollo Capital Management, L.P. since 2015.

Frank Marra (born 1979)	Treasurer and Chief Financial Officer	AFT - since 2014 AIF - since 2014	Senior Controller and Vice President, Apollo Capital Management, L.P. since 2009.

Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT - since 2011 AIF - since 2013	Chief Legal Officer, Secretary and Vice President, Apollo Investment Corporation since 2014, 2010 and 2009, respectively; General Counsel, Apollo Capital Management, L.P. since 2007.

Isabelle R. Gold (born 1982)	Chief Compliance Officer	AFT - since 2020 AIF - since 2020	Chief Compliance Officer, Apollo Investment Corporation since 2020; Senior Compliance Officer, Apollo Capital Management, L.P. since 2016.

(1)	The business address of each officer is c/o the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	Each officer is elected by, and serves at the pleasure of, the Board.

Audit Committee

Each Board has an Audit Committee comprised of all the Independent Directors (with the exception of Mr. Borden), each of whom is also “independent” under the rules of the New York Stock Exchange (the “NYSE”). The Audit Committee for AFT and AIF met jointly four times during the fiscal year ended December 31, 2020. The functions of the Audit Committee of each Board are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of each Fund; (ii) the independent registered public accounting firm (the “Independent Auditor”) qualifications and independence; (iii) the performance of the internal audit function and Independent Auditor; and (iv) the compliance by each Fund with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Funds’ Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at www.apollofunds.com. This reference to the website does not incorporate the content of the website into this Joint Proxy Statement.

Audit Committee Report

The Funds’ Audit Committees oversee the financial reporting process on behalf of the Boards. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, each Fund’s Audit Committee reviewed and discussed with management the audited financial statements in the Funds’ Annual Report for the fiscal year ended December 31, 2020.

The Funds’ Audit Committees reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters as are required to be discussed with the committee under the applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC. In addition, the Funds’ Audit Committees discussed with the Independent Auditor the Independent Auditor’s independence from management and each Fund, including the Independent Auditors’ letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committees.

The members of the Audit Committee for each Fund are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management, or internal control purposes. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Funds’ financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and the role of the Funds’ Audit Committees set forth in the Funds’ Audit Committee Charters and those discussed above, the Audit Committee of each Fund recommended to the relevant Board that the Fund’s audited financial statements be included in the Funds’ Annual Report for the fiscal year ended December 31, 2020. This report was submitted by the members of the Audit Committees of the Funds’ Board of Directors on February 18, 2021:

Glenn N. Marchak, Chairman

Carl J. Rickertsen

Todd J. Slotkin

Elliot Stein, Jr.

Nominating and Corporate Governance Committee

Each Board has a Nominating and Corporate Governance Committee comprised of all the Independent Directors (with the exception of Mr. Borden). The Nominating and Corporate Governance Committee for AFT and AIF met jointly twice during the fiscal year ended December 31, 2020. The functions of the Nominating and Corporate Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Funds’ Boards at the annual meetings of shareholders (consistent with criteria approved by the Boards); identifying, selecting or recommending qualified nominees to fill any vacancies on the Boards or any committees thereof (consistent with criteria approved by the Boards); developing and recommending to the Boards a set of corporate governance principles applicable to each Fund; overseeing the evaluation of the Boards, any committees thereof and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Boards to the Funds’ Nominating and Corporate Governance Committees. The Funds’ Nominating and Corporate Governance Committee Charter is available at www.apollofunds.com. This reference to the website does not incorporate the content of the website into this Joint Proxy Statement.

The Funds’ Nominating and Corporate Governance Committees have not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by shareholders as provided below, each Nominating and Corporate Governance Committee will take into consideration such factors as it deems appropriate, including, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills”; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Each Nominating and Corporate Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Boards’ membership and collective attributes. Such considerations will vary based on the Boards’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. Each Nominating and Corporate Governance Committee will consider Director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement (see “Submission of Shareholder Proposals” below).

Other Board-Related Matters

Shareholders who wish to send communications to the relevant Fund’s Board should send them to the Secretary of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc., as applicable, at 9 West 57th Street, New York, NY 10019. All such communications will be directed to the relevant Board’s attention.

The Funds do not have a formal policy regarding Director attendance at the annual meeting of shareholders. Each Director attended each Fund’s 2020 Annual Meeting of Shareholders.

Required Vote

The election of each of Messrs. Cohen and Stein as a Director of the Funds requires the affirmative vote of a majority of the outstanding shares of each Fund’s Common Stock entitled to vote at the Meeting in person or by proxy. In person attendance constitutes attendance at the virtual Meeting via live webcast.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of a Fund that are intended to be presented at the Funds’ next Annual Meeting of Shareholders to be held in 2022 must be received by the Fund for consideration for inclusion in the Funds’ proxy statement relating to the meeting no later than December 10, 2021 and must satisfy the requirements of federal securities laws.

The Bylaws of each Fund currently require shareholders wishing to nominate Directors or propose other business to be brought before the Funds’ 2022 Annual Meeting to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the Fund’s shareholders. To be considered timely, any such notice must be delivered to the principal executive office of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019 not earlier than November 10, 2021, nor later than 5:00 p.m., E.T., on December 10, 2021. Any such notice by a shareholder must set forth all information required by the relevant Fund’s Bylaws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 30 Rockefeller Plaza, New York, NY 10112, has been selected to serve as the Funds’ independent registered public accounting firm for each Fund’s fiscal year ending December 31, 2021. A representative of Deloitte will be present at the Meeting where he or she will have the opportunity to make a statement, if the representative desires, and will be available to respond to appropriate questions.

Set forth in the table below are the audit fees and non-audit related fees billed to each Fund by Deloitte for professional services for the fiscal years ended December 31, 2019 and 2020.

Fund	For the year ended December 31,	Audit Fees		Audit-Related Fees		Tax Fees*		All Other Fees**
AFT AFT	2019 2020	$ $	115,000 110,000	$ $	0 0	$ $	6,675 6,675	$ $	0 0

AIF AIF	2019 2020	$ $	115,000 110,000	$ $	0 0	$ $	6,675 6,675	$ $	0 0

*	“Tax Fees” are those fees related to Deloitte’s tax consulting services, including primarily the review of each Fund’s income tax returns.
**	“All Other Fees” include the aggregate fees billed for products and services provided by Deloitte, other than the reported services.

The Funds’ Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Deloitte to the Funds, and all non-audit services to be provided by Deloitte to the Funds’ Adviser and any entity controlling, controlled by or under common control with the Funds’ Adviser (“Affiliates”) that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which Deloitte billed a Fund fees for the fiscal years specified above were pre-approved by the Funds’ Audit Committees, as required.

The aggregate non-audit fees billed by Deloitte for services rendered to AFT and the Adviser or its Affiliates that provide ongoing services to AFT for the fiscal years ended December 31, 2019 and 2020 were $6,675 and $6,675, respectively.

The aggregate non-audit fees billed by Deloitte for services rendered to AIF and the Adviser or its Affiliates that provide ongoing services to AIF for the fiscal years ended December 31, 2019 and 2020 were $6,675 and $6,675, respectively.

The Audit Committees of the Funds have considered whether the provision of non-audit services that were rendered to the Adviser or its Affiliates that provide ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte’s independence.

Investment Adviser and Administrator

Apollo Credit Management, LLC serves as the investment adviser to each Fund. The principal executive office of the Adviser is 9 West 57th Street, New York, NY 10019. Each Fund and the Adviser have entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser provides certain administrative and other services to the Fund at cost.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator to the Funds.

Broker Non-Vote and Abstentions

Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as Shares that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote “FOR” a proposal and will have the effect of a vote against the election of the nominees named in this Joint Proxy Statement.

OTHER MATTERS TO COME BEFORE THE MEETING

The Funds do not intend to present any other business at the Meetings, nor is either Fund aware that any shareholder is entitled to do so. If, however, any other matters are properly brought before the Meeting(s), the persons named in the accompanying form of proxy(ies) will vote thereon in accordance with their discretion.

VOTING RESULTS

Each Fund will advise its shareholders of the voting results of the matters voted upon at the Meetings in the next Semi-Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the relevant Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Shares.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Joint Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Funds at 1-877-864-4834 or write to Apollo Senior Floating Rate Fund Inc. or Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.

IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO VIRTUALLY ATTEND THE ANNUAL MEETINGS, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD(S) AS SOON AS POSSIBLE.

APOLLO SENIOR FLOATING RATE FUND INC. APOLLO TACTICAL INCOME FUND INC. 9 West 57th Street New York, NY 10019 2021 Annual Meeting of Stockholders – May 19, 2021 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Joseph D. Glatt, Frank Marra and Isabelle R. Gold, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Annual Meeting of Stockholders of Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc., Maryland corporations (the “Funds”) to be held virtually on May 19, 2021 at 9:30 a.m. (Eastern Time) and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed on the reverse side all of the votes that the undersigned is entitled to cast at the meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if virtually present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any Proxy previously given with respect to the Meeting. In order to attend the meeting you must register at http://www.viewproxy.com/ApolloFunds/2021 by 11:59 p.m. Eastern time on May 16, 2021. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT.THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 9:30 A.M., EASTERN TIME, ON MAY 19, 2021. THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT ARE AVAILABLE AT: www.viewproxy.com/ApolloFunds/2021

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW. 1. ELECTION OF FOR ALL WITHHOLD FOR ALL FOR ALL EXCEPT DIRECTORS Nominees: 01 Barry Cohen 02 Elliot Stein, Jr. [    ] [    ] [    ] INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) [    ] Please mark your votes like this [X] FOR AGAINST ABSTAIN 2. To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof. [    ] [    ] [    ] THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. Date: Signature Signature (if held jointly) NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in the partnership name by authorized person. VIRTUAL CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/apollo Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1-866-402-3905 Use any touch-tone telephone Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.